UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: September 19, 2017

(Date of earliest event reported)

eGain CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001‑35314	77‑0466366
(State or other jurisdiction	(Commission	(I.E. employer
of incorporation)	File Number)	Identification Number)

1252 Borrego’s Avenue, Sunnyvale, California 94089

(Address of principal executive offices, including zip code)

(Former Name or Former Address, if Changed Since Last Report)
(408) 636‑4500 (Registrant’s telephone number, including area code) (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangement of Certain Officers.

On September 19, 2017 the Board of Directors (the “Board”) of eGain Corporation (the “Company”) granted options to purchase common stock to certain executive officers of the Company. Each such option has an exercise price of $2.50 per share, the closing price of the Company’s common stock on the Nasdaq Stock Market on the date of grant, and vests in equal monthly increments over 48 months from September 1, 2017, subject to continued service.  Such option grants are set forth below:

Name, Title	Shares Subject to Option
Ashutosh Roy, Chief Executive Officer	200,000
Eric Smit, Chief Financial Officer	112,000
Promo Narong, Senior Vice President of Products	112,000

Item 8.01. Other Events

On September 19, 2017 the Board approved cash and equity compensation for non-employee directors, with effect from September 1, 2017, as set forth below:

•

An annual fee of $50,000 in cash payable quarterly (such cash fee was already being paid to the Company’s most recently appointed directors, Brett Shockley and Christine Russell and it was extended to the Company’s other non-employee directors, Gunjan Sinha and Phiroz P. Darukhanavala, with effect from September 1, 2017);

•	An additional annual fee of $10,000 payable quarterly to Mr. Shockley for service as the Lead Independent Director, with effect from September 1, 2017;
•

The grant of options to purchase common stock.  Each option was granted at an exercise price of $2.50 per share, the closing price of the Company’s common stock on the Nasdaq Stock Market on the date of grant, and vests in equal monthly increments over 48 months from September 1, 2017, subject to continued service.  Such option grants are set forth below:

Non-employee Director	Shares Subject to Option
Gunjan Sinha	70,000
Phiroz P. Darukhanavala	70,000
Christine Russell	26,250
Brett Shockley	62,291

The grants to Ms. Russell and to Mr. Shockley reflect the number of option shares determined by subtracting from 70,000 the number of shares remaining unvested in such director’s original option grant from the Company and, in the case of Mr. Shockley only, an additional 10,000 option shares granted for his service as Lead Independent Director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

, 2014
Date: September 25, 2017		eGain CORPORATION

	By:	/s/ Eric N. Smit
Eric N. Smit Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)